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                                                                    EXHIBIT 99.1


FOR IMMEDIATE RELEASE
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CONTACT:  James River Coal Company
Samuel M. Hopkins II
Vice President and Chief Accounting Officer
(804) 780-3000




                       JAMES RIVER COAL COMPANY ANNOUNCES
          EFFECTIVENESS OF RESALE REGISTRATION STATEMENT, APPROVAL FOR
                QUOTATION ON OTC BULLETIN BOARD, AND STOCK SPLIT


        Richmond, VA, November 17, 2004 - James River Coal Company (OTC: JRCC), a producer of steam-and industrial-grade coal, announced the effectiveness of its registration statement filed with the Securities and Exchange Commission. The registration statement, which was declared effective as of Friday, November 12, 2004, will enable certain selling shareholders to resell up to 8,462,722 shares of James River's Common Stock. Those shareholders may resell all or a portion of their shares from time-to-time, but James River is not currently aware of any specific plans by its shareholders to do so.

        James River also announced that the company was approved for quotation on the OTC Bulletin Board, and that its Common Stock began trading on the OTC Bulletin Board on Monday, November 15, 2004. James River intends to list its Common Stock on The Nasdaq National Market, when and if it meets the required listing standards.

        In addition, the company announced that it had effected a two-for-one stock split. The stock split was payable in the form of a 100% stock dividend for each shareholder of record on October 22, 2004, and was effected on November 5, 2004. James River had 14,728,994 shares of Common Stock outstanding immediately after effecting the stock split.

ABOUT JAMES RIVER COAL COMPANY

        James River Coal Company mines, processes and sells bituminous, low sulfur, steam- and industrial-grade coal primarily to electric utility companies and industrial companies, through its five mining complexes located throughout eastern Kentucky. The Company's principal executive offices are located at 901
E. Byrd Street, Richmond, Virginia 23219.

        A registration statement relating to the securities discussed above has been filed with and declared effective by the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification of the securities under the securities laws of any such state.

        A copy of the final prospectus related to the offering can be obtained from James River Coal Company, at 901 E. Byrd Street, Richmond, Virginia 23219;
Attention: Investor Relations.

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        Certain statements in this press release, and other written or oral statements made by or on behalf of us, are "forward-looking statements" within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. These forward-looking statements are subject to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, the following: a change in the demand for coal by electric utility customers; the loss of one or more of our largest customers; failure to exploit additional coal reserves; failure to diversify our operations; increased capital expenditures; increased compliance costs; lack of availability of financing sources; the effects of regulation and competition, and the risk factors detailed in our registration statement filed with the Securities and Exchange Commission, which important factors are incorporated herein by reference. Management believes that these forward-looking statements are reasonable; however, you should not place undue reliance on such statements. These statements are based on current expectations and speak only as of the date of such statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.